EXHIBIT 32.1

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Safari Associates, Inc. (the "Company") on Form 10K-SB for the fiscal year ended December 31, 2003 as filed with the Securities & Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2.    The  information  contained in the Report  Fairly  presents,  in all
            material   respects,   the   financial   condition  and  results  of
            operations of the Company.


Dated: December 31, 2004                By: /s/ Morton Berger
                                            ------------------------------------
                                            Morton Berger
                                            President, CFO and Chairman of the
                                            Board


Dated: December 31, 2004                By: /s/  Lillian Berger
                                            ------------------------------------
                                            Lillian Berger
                                            Secretary, Treasurer and Director